ACQUISITIONS	12 Months Ended
Dec. 31, 2018
Disclosure of detailed information about business combination [abstract]
ACQUISITIONS
6.	ACQUISITIONS

Avalite

The following investments made by the Company during the years ended December 31, 2018 and 2017 resulted in the Company’s 100% ownership of Avalite through step acquisition. On August 14, 2018, the Company increased its ownership in Avalite to 100% by purchasing the remaining shares of Avalite held by Abattis Bioceuticals Corp (“Abattis”) for $2 million consideration and issuing 1,093,938 Common Shares valued at $4 million. Previously, the Company had increased its original 53% ownership of Avalite (acquired on November 17, 2017) to 65% by way of additional shares purchased from treasury on May 15, 2018 for $2,750,000 cash.

If Avalite’s sales exceed $10 million within thirty-six months ended August 9, 2021, from the sale of products or services introduced to Avalite by Abattis, the Company will issue additional Common Shares with a deemed value of $4 million.

If the Company had increased its interest at the beginning of the year there would have been no change to revenue or net loss as Avalite is a consolidated subsidiary. The net loss attributable to the Company would have increased by $406,515 and the net loss attributable to the non-controlling interest would have decreased by $406,515.

The increase in the Company’s ownership interest was accounted for as an equity transaction.

Upon the initial acquisition of 53% ownership, the non-controlling interest was measured by proportionate share in the recognized amounts of the identifiable net assets. The change in non-controlling interest at the time of the May 15, 2018 transaction and the acquisition of the non-controlling interest at the time of the August 14, 2018 transaction were also measured by the proportionate share of net identifiable assets method.

Acquisition of Non-Controlling Interest:

$
Initial amount at acquisition, November 17, 2017	2,066,826
Loss attributed as at December 31, 2017	(109,992)
Non controlling interest of 47% as at December 31, 2017	1,956,834

Loss attributed January 1, 2018 to May 15, 2018	(232,342)
Increase due to issuance of shares from treasury for cash consideration	1,292,500
12% reduction of non-controlling interest	(770,296)
Non-controlling interest of 35% as at May 16, 2018	2,246,696

Loss attributed May 16, 2018 to August 14, 2018	(174,175)
Non-controlling interest of 35% as at August 14, 2018	2,072,521

35% reduction of non-controlling interest	(2,072,521)
Nil non-controlling interest as at December 31, 2018	-

Nominal transaction costs of $8,683 were expensed during the year ended December 31, 2018 (December 31, 2017 – $64,197).

Verdélite

On May 2, 2018, the Company acquired 100% of the issued and outstanding shares of Verdélite and the shareholder loans payable by Verdélite, for total consideration of $90 million, payable 50% in cash and 50% in Common Shares (the “Purchase Price”). The Company paid $22.5 million in cash upon closing and $45 million was satisfied by the issuance of 9,911,894 Common Shares of which 4,955,947 Common Shares will be held in escrow until May 1, 2019 pursuant to an escrow agreement (Note 18). The remaining $22.3 million (adjusted for working capital) in cash is payable on May 1, 2019.

Verdélite is a Licensed Producer under the Cannabis Act.

Management has determined that on the date of acquisition, Verdélite did not have significant processes or outputs, therefore Verdélite does not meet the definition of a business under IFRS 3 Business Combinations. As a result, the transaction was accounted for as an asset acquisition.

The total purchase price of the acquisition and the fair value of the net assets acquired of Verdélite are disclosed below:

$
Cash	22,500,000
Deferred payment, present value of final $22.5 million cash payable May 2019	22,009,404
Portion specified as purchase of shareholder loans	(3,933,591)
9,911,894 Common Shares	45,000,000
Transaction costs	153,967
Total purchase price	85,729,780

$
Cash	19,906
Amounts receivable	100,304
Prepaid expenses	-
Property and equipment	6,311,123
Intangible assets	86,103,549
Total assets	92,534,882

Accounts payable and accrued liabilities	(285,067)
Current portion of long-term debt	(2,586,444)
Shareholder loans	(3,933,591)
Total liabilities	(6,805,102)

Net assets acquired	85,729,780

On February 21, 2018, Verdélite and its former shareholders entered into a non-binding letter of intent (“LOI”) with Pivot Pharmaceuticals Inc. (“Pivot”) for the potential sale of Verdélite. The parties were unable to agree to final terms and the LOI was terminated. On April 24, 2018 Verdélite was served a statement of claim (the “Claim”) from Pivot which alleges that Verdélite and its former shareholders failed to negotiate in good faith. Pivot is seeking damages of $72.4 million. Subsequent to December 31, 2018, the Claim was settled without any payment or compensation made from Verdélite to Pivot (see Note 27).